DIREXION FUNDS
DIREXION MONTHLY S&P 500® BEAR 1.75X FUND (DXSSX)
DIREXION MONTHLY SMALL CAP BEAR 1.75X FUND (DXRSX)

Supplement dated April 3, 2023
to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
each dated December 29, 2022

The Direxion Monthly S&P 500® Bear 1.75X Fund and Direxion Monthly Small Cap Bear 1.75X Fund (each, a “Fund” and collectively, the “Funds”) will close to investments by shareholders as of the close of regular trading on the New York Stock Exchange on May 8, 2023 (the "Closing Date") (except for reinvested dividend or capital gains distributions). Each Fund’s assets will be converted to cash or cash equivalents and, as a result, each Fund will no longer pursue its stated investment objective after the close of trading on May 15, 2023 in order to pursue an orderly liquidation. Each Fund will be liquidated on May 19, 2023 (the “Liquidation Date”).
Each Fund’s shareholders may continue to redeem shares of the Fund(s) on or before the Liquidation Date. Any shareholder who has not redeemed shares of the Fund(s), or exchanged them for shares of other investment series of the Direxion Funds (the “Trust”), prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of the Fund(s) as of the Liquidation Date. Shareholders remaining in each Fund after the Closing Date may bear increased transaction costs incurred in connection with the disposition of the Fund’s portfolio holdings. Such transaction costs would reduce distributable capital gains, if any.
Exchanges and redemptions will include accrued capital gains and dividends, if any. The redemption, sale or liquidation of your Fund shares will be a taxable event on which you will realize a taxable gain (or loss), to the extent your tax basis in the shares is lower (or higher) than the liquidation proceeds that you receive. If you own Fund shares in a tax-deferred account, such as an individual retirement account, 401(k) plan or 403(b) account, distribution to the account of the liquidation proceeds will be subject to an age-appropriate distribution code and may be subject to income taxation. You should consult your tax adviser about the Fund’s liquidation and its tax consequences to you, if any.
Rafferty Asset Management, LLC (“Rafferty”), each Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Trust of its view that each Fund could not continue to conduct its business and operations in an economically efficient manner over the long term due to each Fund’s inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering its ability to operate efficiently, and recommended each Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of each Fund and each Fund’s shareholders to liquidate and terminate each Fund as described above.
For more information, please contact the Fund at (800) 851-0511.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.